EXHIBIT 99.2

                     CERTIFICATION OF ACCOUNTING SUPERVISOR



                                   PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACCT OF 2002


I, P. Evan Lasky, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge, the Quarterly Report of Pak Mail Centers of America, Inc. on form 10-QSB for the quarterly period ended August 31, 2002 fully complies with the requirements of Section 13(a) of 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Pak Mail Centers of America, Inc.



                                            By:  /s/  P. Evan Lasky
                                               --------------------------------
                                                      P. Evan Lasky
                                                      Accounting Supervisor